EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS JANUARY 16, 2009

200 Berkeley Street, Boston, Massachusetts 02116-5034

TO THE SHAREHOLDERS OF EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Evergreen Global Dividend Opportunity Fund (the "Fund") will be held on January 16, 2009 at 11:30 a.m. Eastern time, at the offices of Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, for the following purposes:

  To elect four Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified;

  To consider and act upon (a) the new Investment Advisory Agreement with Evergreen Investment Management Company, LLC and (b) the new Sub-Advisory Agreement with Crow Point Partners, LLC; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on October 31, 2008 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement.

It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC.

By Order of the Board of Trustees

MICHAEL H. KOONCE
Secretary

November 24, 2008

EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Evergreen Global Dividend Opportunity Fund (the "Fund") for the Annual Meeting of Shareholders (the "Meeting") to be held at Evergreen Investments, 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116-5034, on January 16, 2009 at 11:30 a.m. Eastern time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

This proxy statement, the accompanying Notice of Annual Meeting of Shareholders and the proxy card will be first sent to shareholders on or about November 24, 2008. You may obtain a copy of the Annual Report of the Fund for the period ended October 31, 2008 without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board of Trustees intends to bring before the Meeting the matters set forth in the accompanying notice. You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your shares of the Fund will be voted FOR the election of the nominees named in the enclosed proxy card and IN FAVOR OF the new Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC") and the new Sub-Advisory Agreement with Crow Point Partners, LLC ("Crow Point" or an "unaffiliated sub-advisor"). Holders of common shares ("Shares") of the Fund ("Shareholders") will vote on the election of Ms. Kosel and Messrs. Austin, McDonnell and Shima and the proposed Investment Advisory Agreement and Sub-Advisory Agreements with EIMC and Crow Point, respectively. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting. If Shareholders do not approve the new Investment Advisory Agreement with EIMC, the new Sub-Advisory Agreement will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement.

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposals). With regard to the election of trustees, votes may be cast FOR all nominees or the authority to vote may be WITHHELD either with respect to all of the nominees or any individual nominee. With regard to the new Investment Advisory Agreement with EIMC and the new Sub-Advisory Agreement with Crow Point, respectively, votes may be cast IN FAVOR OF or AGAINST the proposed agreements or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present, will have no effect with respect to the election of trustees (Proposal 1), but will have the effect of a vote against the proposed Investment Advisory Agreement with EIMC and the Sub-Advisory Agreement with Crow Point (Proposals 2a and 2b).

The affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1). The approval of the new Investment Advisory Agreement with EIMC and the new Sub-Advisory Agreement with Crow Point, respectively, (Proposals 2a and 2b) require the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

The Fund will bear the costs typically associated with the election of Trustees. EIMC will bear any expenses beyond such expenses. Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged the Altman Group to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $30,000.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on October 31, 2008 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of October 31, 2008, the Fund had outstanding 48,844,844 common shares. Each common share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share, as to any matter on which the common share is entitled to vote.

As of October 31, 2008, the Depository Trust Company owned of record approximately 100% of the outstanding shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of October 31, 2008.

As of October 31, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund and less than 1.00% of the outstanding securities of Wachovia Corporation ("Wachovia"), the parent of EIMC, the Fund's investment advisor, and less than 1.00% of the outstanding securities of Wells Fargo Company ("Wells Fargo"), which may be deemed to "control" Wachovia. Additionally, as of October 31, 2008, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of Crow Point, the Fund's sub-advisor.

I. ELECTION OF TRUSTEES (Proposal 1)

The Board of Trustees has nominated four persons for election to the Fund's Board of Trustees. Each of these nominees currently serves on the Fund's Board of Trustees. In accordance with the Fund's Declaration, the Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Trustees in each Class serve until the annual meeting in the year indicated: Class I, 2011, Class II, 2009 and Class III, 2010 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Trustees. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card will vote for the election of such other person or persons as they may consider qualified. The Board of Trustees has no reason to believe that any of the four nominees will be unable or unwilling to serve.

The Board of Trustees of the Fund proposes the following nominees for election at the 2009 Meeting:

Trustee	Class	Expiration of Term if Elected
Charles A. Austin III	Class II	2012 Annual Meeting[1]
Carol A. Kosel	Class II	2012 Annual Meeting[1]
Gerald M. McDonnell	Class II	2012 Annual Meeting[1]
Richard J. Shima	Class II	2012 Annual Meeting[1]

1	Or, if later, until their respective successors are elected and qualified.

You cannot vote by proxy for anyone other than the four nominees currently proposed to serve on the Board of Trustees.

Trustee and Nominee Trustee Information

The following tables contain specific information about each Trustee and nominee Trustee as of October 31, 2008, unless otherwise indicated, including: date of birth, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Evergreen family of funds and number of portfolios overseen by such Trustee and nominee Trustee. The address for each Trustee and nominee Trustee is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Class I - Non-Interested Trustees to serve until 2011 Annual Meeting of Shareholders
K. Dun Gifford DOB: 10/23/19383,4,[5]	Trustee	Trustee since 2007	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, and Former Treasurer, Cambridge College	94	None
Dr. Leroy Keith, Jr. DOB: 2/14/19394,[5]	Trustee	Trustee since 2007	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	94	Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/07)
Patricia B. Norris DOB: 4/9/1948[6]	Trustee	Trustee since 2007	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	94	None
Michael S. Scofield DOB: 2/20/19433,[5]	Trustee	Trustee since 2007	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	94	None
Class II - Non-Interested Nominee Trustees Proposed to serve until 2012 Annual Meeting of Shareholders
Charles A. Austin III DOB: 10/23/19345,[6]	Trustee	Trustee since 2007	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	94	None
Carol A. Kosel DOB: 12/25/19637,[8]	Trustee	Trustee since 2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	94	None
Gerald M. McDonnell DOB: 7/14/1939[4]	Trustee	Trustee since 2007	Former Manager of Commercial Operations, CMC Steel (steel producer)	94	None
Richard J. Shima DOB: 8/11/1939[4]	Trustee	Trustee since 2007	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	94	None
Class III - Non-Interested Trustees to serve until 2010 Annual Meeting of Shareholders
David M. Richardson DOB: 9/19/1941[7]	Trustee	Trustee since 2007	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	94	None
Dr. Russell A. Salton, III DOB: 6/2/19473,5,[6]	Trustee	Trustee since 2007	President/CEO, AccessOne MedCard, Inc.	94	None
Class III - Interested Trustees to serve until 2010 Annual Meeting of Shareholders
William W. Pettit DOB: 8/26/19557,[9]	Trustee	Trustee since 2007	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	94	None
Richard K. Wagoner DOB: 12/12/19374,[10]	Trustee	Trustee since 2007	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	94	None

1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	As of December 31, 2007, the Evergreen fund complex consisted of ten open-end investment companies with eighty-eight separate series and six closed-end funds.
3	Member of Executive Commitee (which also functions as the Nominating Committee and Qualified Legal Compliance Committee).
4	Member of Performance Committee.
5	Member of 15(c) Committee.
6	Member of Audit Committee.
7	Member of Distribution, 12b-1 and Service Committee.
8	Ms. Kosel was appointed to the Fund's Board of Trustees by the Board of Trustees effective January 1, 2008.
9

It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because of his law firm's representation of affiliates of Wells Fargo. Wells Fargo and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include the Evergreen funds' investment adviser, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

10

Mr. Wagoner is an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because he and members of his immediate family own approximately 27,000 shares of Wachovia common stock, and may benefit from Wells Fargo's acquisition of Wachovia.

The following table contains specific information about the dollar range of equity securities beneficially owned by each Trustee and nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Name of Trustee or Nominee Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2008	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Evergreen Family of Investment Companies as of December 31, 2007
Non-Interested Trustees
Charles A. Austin III1,[2]	$0	Over $100,000
K. Dun Gifford	$0	Over $100,000
Dr. Leroy Keith, Jr.	$0	Over $100,000
Carol A. Kosel[2]	$0	Over $100,000
Gerald M. McDonnell1,[2]	$0	Over $100,000
Patricia B. Norris	$0	Over $100,000
David M. Richardson	$0	Over $100,000
Dr. Russell A. Salton, III[1]	$0	Over $100,000
Michael S. Scofield[1]	$0	Over $100,000
Richard J. Shima1,[2]	$0	Over $100,000
Interested Trustees
William W. Pettit[1]	$0	Over $100,000
Richard K. Wagoner	$0	Over $100,000

1

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

2	Nominee Trustee.

Board Meetings and Committees

The Fund is supervised by a Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. During the fiscal year ended October 31, 2008, the Board of Trustees held 6 regular meetings and 10 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The Fund has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is not an "interested person" of the Fund as defined in the 1940 Act (an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee met 39 times during fiscal year 2008.

The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board of Trustees from Shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of the Fund. For additional detail, please see the Fund's Policy for the Consideration of Trustee Nominees attached as Exhibit B.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Fund has a 15(c) Committee which consists of Charles A. Austin III, K. Dun Gifford, Dr. Leroy Keith, Jr., William W. Pettit, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. The 15(c) Committee met 4 times during fiscal year 2008.

The Fund has an Audit Committee which consists of Dr. Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee. The purpose of the Audit Committee is to review the Fund's accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, review the quality and objectivity of the Fund's financial statements and the independent audits thereof, and to act as liaison between the Fund's independent auditors and the Board of Trustees. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. Each member of the Audit Committee is "independent" as defined in the American Stock Exchange's listing standards. The Audit Committee met 19 times during fiscal year 2008.

The Fund has a Performance Committee which consists of K. Dun Gifford, Gerald McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. The Performance Committee met 6 times during fiscal year 2008.

The Fund has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of Carol A. Kosel and David M. Richardson, each of whom is an Independent Trustee, and William W. Pettit. It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in Section 2(a)(19) of the 1940 Act, because of his law firm's representation of affiliates of Wells Fargo. Wells Fargo and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include the Evergreen funds' investment adviser, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen fund's transfer agents; and the overall level of servicing provided to shareholders of the Fund. The Distribution, 12b-1, and Service Committee met 4 times during fiscal year 2008.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the New York Stock Exchange's listing standards. The Executive Committee Charter details the Nominating Committee functions. A copy of the Evergreen funds' Executive Committee Charter is attached as Exhibit A.

The Board of Trustees has approved a policy pursuant to which the Board of Trustees may consider nominees for election as Trustees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

The Board of Trustees has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communications to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds that are listed on the New York Stock Exchange are required to hold an Annual Meeting of Shareholders. On March 18, 2004, the Board of Trustees approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustee attendance at each Annual Meeting of Shareholders in person or by video conference.

Mr. Charles A. Austin III attended the previous year's Annual Meeting of Shareholders.

Current Officers

The following table contains specific information about each principal executive officer of the Fund as of October 31, 2008, including: name, address and age, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wachovia and their affiliated companies.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tyron Charlotte, NC 28288 DOB: 6/20/1945	President since 2007	President, Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; Former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 DOB: 12/12/1970	Treasurer since 2007	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 DOB: 4/20/1960	Secretary since 2007	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
Robert Guerin 200 Berkeley Street Boston, MA 02116-5034 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

Dennis H. Ferro oversees the operations of the Fund. Michael H. Koonce is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Robert Guerin is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Other Remuneration and Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wachovia affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2008. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board of Trustees. For the fiscal year ended October 31, 2008, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]
Non-Interested Trustees
Charles A. Austin III, Trustee[3]	$2,070	N/A	$251,833[4]
K. Dun Gifford, Trustee	$1,908	N/A	$232,083
Dr. Leroy Keith, Jr., Trustee	$1,872	N/A	$228,167
Carol A. Kosel, Trustee[3]	$1,538	N/A	$188,016
Gerald M. McDonnell, Trustee[3]	$1,632	N/A	$199,083[4]
Patricia B. Norris, Trustee	$1,772	N/A	$215,583
David M. Richardson, Trustee	$1,651	N/A	$201,583
Dr. Russell A. Salton, III, Trustee	$1,939	N/A	$236,083[4]
Michael S. Scofield, Trustee	$2,781	N/A	$338,250[4]
Richard J. Shima, Trustee[3]	$1,701	N/A	$207,583[4]
Interested Trustees
William W. Pettit, Trustee	$1,808	N/A	$220,250[4]
Richard K. Wagoner, Trustee	$1,624	N/A	$198,083

1	The Fund does not currently provide pension or retirement plan benefits to the Trustees.
2	As of October 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy six separate series and six closed-end funds.
3	Nominee Trustee.
4

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Pettit, Salton, Scofield and Shima for the fiscal year ended October 31, 2008, the following amounts were deferred: $94,600, $158,083, $8,925, $55,886, $14,058 and $97,792, respectively.

II. APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC (PROPOSALS 2A AND 2B)

Information about Wells Fargo's Proposed Acquisition of Wachovia

On October 3, 2008, Wachovia Corporation, the parent company of EIMC and several companies that serve as sub-advisors to one or more of the Evergreen funds (the "affiliated sub-advisors"), and Wells Fargo & Company announced that Wells Fargo had agreed to purchase Wachovia, including all of Wachovia's banking and other businesses, in a stock-for-stock merger transaction. Wells Fargo is a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance through almost 6,000 stores and the internet across North America and elsewhere internationally. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104. Wachovia is a bank holding company in the United States located at 301 South College Street, Charlotte, North Carolina 28288-0013.

Wachovia and Wells Fargo entered into an Agreement and Plan of Merger on October 3, 2008 that provides for Wachovia to merge into Wells Fargo, with Wells Fargo the surviving corporation. The merger requires the approval of Wachovia shareholders, customary approvals of regulators, and the satisfaction of other closing conditions. Although there is no assurance that the merger will be completed, if the approvals are obtained and the other closing conditions are satisfied or waived, Wachovia and Wells Fargo anticipate that the merger will close by the end of 2008.

In connection with the merger, Wachovia and Wells Fargo entered into a Share Exchange Agreement on October 3, 2008. Under the Share Exchange Agreement, Wachovia agreed to issue preferred shares to Wells Fargo representing a 39.9% voting interest in Wachovia. Wachovia issued the preferred shares to Wells Fargo after the close of business on October 20, 2008. Wells Fargo has said that it intends to vote these shares in favor of the merger. After the merger, EIMC will be an indirect wholly owned subsidiary of Wells Fargo.

Both Wachovia's issuance of preferred shares to Wells Fargo, and the subsequent merger, are the types of events that might be considered to be "changes of control" of EIMC under the 1940 Act. Under the 1940 Act, which regulates investment companies such as the Evergreen funds, investment advisory agreements are required to terminate automatically when there is a "change of control" of the investment adviser. Fund shareholders must then approve a new agreement so that the fund may continue to receive advisory services.

The Interim Investment Advisory and Sub-Advisory Agreements

Each of the Evergreen funds' investment advisory and sub-advisory agreements terminates automatically in the event of a "change of control" of EIMC or the sub-advisor. In addition, each of the Evergreen funds' sub-advisory agreements terminates automatically upon termination of the investment advisory agreement with EIMC. The issuance of preferred stock to Wells Fargo under the Share Exchange Agreement likely constituted a change of control of EIMC (and the affiliated sub-advisors). It is possible, though not certain, that the subsequent merger of Wachovia into Wells Fargo also constitutes a change of control of EIMC (and the affiliated sub-advisors); the funds have opted to treat that transaction as a change of control in any event.

In anticipation of the change of control resulting from the issuance of preferred shares to Wells Fargo, the Evergreen funds' boards of trustees met (a majority of the disinterested Trustees attending in person, the remainder by telephone) on October 20, 2008, before the issuance of the preferred shares, and approved interim investment advisory and sub-advisory agreements for each of the Evergreen funds (the "Initial Interim Agreements").

Each Initial Interim Agreement provides that it may not continue in effect for longer than 150 days, meaning that it will terminate no later than March 19, 2009. In addition, the Trustees, or the shareholders upon a vote of a majority of the fund's outstanding voting securities, may terminate an Initial Interim Agreement without penalty on no more than ten calendar days' notice. Each of the Initial Interim Agreements with EIMC or an affiliated sub-advisor also provides that any fees payable under the agreement must be held in an interest-bearing escrow account, to be released to EIMC or the affiliated sub-advisor only if a new, definitive agreement is subsequently approved by fund shareholders; otherwise, EIMC or the affiliated sub-advisor will be entitled to receive for its services under the agreement only an amount, paid out of the escrow account, equal to the lesser of (i) its costs of performing services during the interim period plus interest and (ii) the amount in the escrow account plus interest. Each of the Initial Interim Agreements is identical to the agreement it replaced, except for its date and the provisions regarding the term of the contract and, in the case of Initial Interim Agreements with EIMC or any affiliated sub-advisor, fees being held in escrow. The Initial Interim Agreements became effective on October 20, 2008, when Wachovia issued preferred shares to Wells Fargo.

Upon the closing of the merger of Wells Fargo and Wachovia, the Funds will consider that a second change of control has occurred and that the Initial Interim Agreements have terminated automatically. Because of the likelihood that the merger will close before shareholders meet to approve new, definitive agreements, the Evergreen funds' Board of Trustees met by telephone on November 12, 2008, to approve a second set of interim agreements (the "Subsequent Interim Agreements"), to become effective upon the closing of the merger. The Subsequent Interim Agreements are identical to the Initial Interim Agreements, except that they will have different effective dates. Like the Initial Interim Agreements, the Subsequent Interim Agreements will terminate no later than March 19, 2009 (150 days after the first change of control event). Because the Subsequent Interim Agreements must be approved by the Trustees at a meeting held in person, the Trustees are expected to consider, and approve, the agreements again in person in December before they become effective.

The New Investment Advisory and Sub-Advisory Agreements

At their telephonic meeting on November 12, 2008, the Trustees of the Evergreen funds also approved new, definitive investment advisory agreements with EIMC (the "New Advisory Agreements") as well as new, definitive sub-advisory agreements with both the affiliated and unaffiliated sub-advisors (the "New Sub-Advisory Agreements, and together with the "New Advisory Agreements", the "New Agreements"). Because the 1940 Act also requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees will consider the New Agreements again at their scheduled in-person meetings on December 3 and 4, 2008. At these meetings, the Trustees are expected to approve the New Agreements again.

The New Agreements are identical to the investment advisory and sub-advisory agreements that were in effect before October 20, 2008, except that they will have different effective dates and will continue until September 30, 2009 and from year to year thereafter so long as the continuance is approved. (They are also identical to the Initial Interim Agreements and the Subsequent Interim Agreements, except that they will have different effective dates, will not terminate on March 19, 2009, and do not require advisory fees to be paid into an escrow account.) The New Agreements will become effective upon shareholder approval. The terms of the New Agreements are described generally below, but are qualified entirely by reference to the New Agreements. Please refer to Exhibits D and E for form(s) of the New Agreements.

Under each New Advisory Agreement, subject to the supervision of the Board of Trustees, EIMC will manage and administer the operation of the Fund, supervise the provision of services to the Fund by others, manage the investment and reinvestment of the Fund's assets in conformity with its investment objective and restrictions, and select broker-dealers for the Fund's portfolio trades. Under each New Sub-Advisory Agreement, subject to the supervision of the Board of Trustees and EIMC, the sub-advisor is responsible for the day-to-day investment and reinvestment of the Fund's portfolio or a portion thereof. EIMC and each sub-advisor will receive a fee for their services and all expenses incurred in connection with their services under the New Agreements which is identical to the fee it received under the agreements that were in effect before October 20, 2008. These fees are set forth below.

EIMC also assumes and pays for all compensation to any Trustees who are affiliated with EIMC or its affiliates and to all officers of the Trust. EIMC may retain any sub-advisors, at its own expense, to provide all services provided by EIMC and may delegate to any sub-advisor its rights, obligations and duties under the New Advisory Agreements.

The New Advisory Agreements may be terminated, without payment of any penalty, by EIMC, by the Trustees, or by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice. The New Sub-Advisory Agreement may be terminated without payment of any penalty, by Crow Point, EIMC, by the Trustees, or by a majority vote of the outstanding shares of the Fund upon 60 days prior written notice, or upon shorter notice as may be mutually agreed upon. In addition, the New Sub-Advisory Agreement may be terminated by EIMC upon material breach by Crow Point if such breach has not been cured within seven days or immediately, if Crow Point becomes unable to discharge its duties. Each of the New Agreements will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act.

The New Advisory Agreements provide that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the New Advisory Agreements, except a loss resulting from EIMC's or the sub-advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations. The New Sub-Advisory Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, Crow Point shall not be liable for any act or omission in the course of, or connected with, rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

If approved by Shareholders, each New Agreement will have an initial term through September 30, 2009, and thereafter may be renewed on an annual basis by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. If Shareholders approve the New Agreements, it is expected that each Fund's current portfolio management team will continue to manage the Fund's assets. If Shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreement with Crow Point will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement.

The actual fees paid by some Evergreen funds are subject to expense limitations to which EIMC has agreed. It is not anticipated that any existing expense limitation commitment will change as a result of the transactions between Wells Fargo and Wachovia. The Fund's current investment advisory contract was last approved by Shareholders on March 16, 2007, and last approved by the Trustees on September 18, 2008.

Under the Fund's current investment advisory contract, the Fund pays EIMC a fee equal to 0.95% of the total assets (defined as (i) the net assets (including assts attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund). For the fiscal year ended October 31, 2008, the Fund paid EIMC $7,891,766.

Under the Fund's current sub-advisory contract, EIMC pays Crow Point a fee equal to 0.20% of the average daily total assets (defined as (i) the net assets (including assts attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund). For the fiscal year ended October 31, 2008, EIMC paid Crow Point $1,655,770. The Fund's current sub-advisory agreement with Crow Point was last approved by Shareholders on December 15, 2006, and last approved by the Trustees on September 18, 2008.

The Trustees' Considerations

In considering whether to approve the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the Trustees took into account that they had recently approved the annual continuation of all of the existing investment advisory and sub-advisory agreements for the Evergreen funds in September 2008. That approval, on which the Trustees voted at their meeting held in person on September 17 and 18, 2008, followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the funds receive, and the fees that the funds pay, under the agreements, and the funds' investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements. Exhibit F contains a general description of the Trustees' deliberations.

In all of the meetings where the Trustees considered the Funds' investment advisory agreements, including their meeting in September when they considered the annual approval of the funds' investment advisory agreements and in a series of subsequent meetings at which they considered the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the Trustees took into account current and anticipated market and economic conditions, the financial condition of EIMC and of Wachovia generally, and, in connection with the Initial Interim Agreements, the Subsequent Interim Agreements, and the New Agreements, the likely effect of the merger on the financial condition of Wachovia. In general, the Trustees considered that the proposed merger of Wachovia with Wells Fargo would very likely improve substantially the financial condition of EIMC's parent company, increase the capital available to support the funds, and ensure that EIMC and its affiliates would have the resources to provide continuing services to the funds. In light principally of these considerations and their recent continuation of the funds' investment advisory arrangements in September, the Trustees approved the Initial Interim Agreements at their meeting on October 20, 2008. In all of their deliberations, the disinterested Trustees were represented by independent counsel, and met separately on various occasions with such counsel to discuss these matters.

At their November 12, 2008 meeting, the Trustees considered presentations by representatives of EIMC and Wells Fargo regarding the anticipated implications of the merger for EIMC and the Evergreen funds. The Trustees approved the Subsequent Interim Agreements and the New Agreements at this meeting. The Trustees reviewed the terms of these agreements, noting that the terms were generally identical to those of the funds' existing agreements (but for provisions required by law to be included in the interim agreements). As part of their review, the Trustees also considered:

  Their understanding that the merger was not expected to result in any adverse effect on the Evergreen funds, on the quality and level of services that EIMC would provide to the funds, or on the resources available to the Evergreen funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high quality services;

  Information about Wells Fargo's financial condition, reputation, and resources, and the likelihood that the merger would result in improved organizational stability for EIMC, benefiting the funds as well as offering the potential for the funds, over time, to access Wells Fargo's infrastructure, resources and capabilities;

  That EIMC and Wells Fargo representatives have stated that there is no present intention to change the funds' existing advisory fees or expense limitations;

  That the representatives of Wells Fargo have expressed their intention to pursue the integration of EIMC and the Evergreen funds with corresponding Wells Fargo businesses and funds only after a deliberative process designed to identify and retain the relative strengths of both organizations;

  That the Wells Fargo representatives expect that the deliberative process and any subsequent integration will take more than a year and that, in the meantime, Wells Fargo expects to retain, largely in its current form, the existing EIMC management team and investment advisory and other key professionals and to operate EIMC following the merger as a separate business unit under the Evergreen brand;

  That Wells Fargo and EIMC would consult with the Trustees before implementing and significant changes that would effect the funds or the services provided by EIMC or its affiliates to the funds;

  Wells Fargo's experience and approach with respect to acquisitions of other fund complexes;

  The fact that, if the New Agreements are not approved, on March 19, 2009, the Subsequent Interim Agreements will expire and the funds will no longer have a contractual right to investment advisory services from EIMC or any sub-advisors;

  That EIMC's management supports the merger; and

  That representatives of EIMC have committed that the Evergreen funds will not bear the expenses relating to Wells Fargo's acquisition of Wachovia, including the costs of soliciting fund shareholders to approve the New Agreements.

Based on the foregoing, the Trustees, including all of the Trustees who are not "interested persons" of the Evergreen funds or EIMC, unanimously approved the New Agreements and determined to recommend their approval to shareholders of the Evergreen funds.

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive "safe harbor" for an investment company's adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company's trustees must not be interested persons of the adviser or of the predecessor adviser. Second, there must not be any "unfair burden" imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

"Unfair burden" includes any arrangement during the two year period after the transaction in which the adviser or predecessor adviser (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company. EIMC has informed the funds that neither it, Wachovia, nor Wells Fargo, after reasonable inquiry, is aware of any express or implied term, condition, or understanding or any arrangement that would impose an "unfair burden" on the funds as a result of the issuance of preferred shares or the merger. EIMC, Wachovia, and Wells Fargo have agreed to pay all of the funds' costs relating to Wells Fargo's acquisition of Wachovia, including all of the costs of this proxy solicitation.

Managing Directors and Principal Executive Officers and Directors of EIMC

The following is a list of EIMC's managing directors and principal executive officers and directors. EIMC's principal address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Name Principal and Occupation(s)
W. Douglas Munn, Chief Operating Officer and Director
Dennis H. Ferro, President of EIMC and the Evergreen funds
Michael H. Koonce, Chief Legal Officer of EIMC and Secretary of EIMC and the Evergreen funds
Richard S. Gershen, Executive Managing Director
Barbara A. Lapple, Chief Compliance Officer
Matthew C. Moss, Chief Financial Officer
J. David Germany, Chief Investment Officer

EIMC is an indirect, wholly-owned subsidiary of Wachovia located at 301 South College Street, Charlotte, North Carolina 28288-0013. It is expected that Wells Fargo, who currently holds aproximately a 39.9% voting interest in Wachovia, will acquire a 100% interest in Wachovia.

Managing Directors and Principal Executive Officers and Directors of Crow Point

The following is a list of Crow Point's and M.D. Sass' managing directors and principal executive officers and directors. Crow Point's principal address is 10 The New Driftway, Scituate, MA 02066.

Name Principal and Occupation(s)
Timothy O' Brien, Managing Director of Crow Point; Portfolio Manager of the Fund
Peter J. DeCaprio, Managing Director of Crow Point
Martin D. Sass, Chairman and CEO of M.D. Sass
Hugh Lamle, President of M.D. Sass
Steven Shenfeld, Senior Managing Director of M.D. Sass
Susan Hickey, Chief Compliance Officer of M.D. Sass
Bobby Liu, General Counsel of M.D. Sass
Robert Francess, Chief Financial Officer of M.D. Sass

Crow Point is wholly-owned by M.D. Sass/Macquarie Financial Strategies, L.P., a joint venture among M.D. Sass, the Macquarie Group, Timothy O'Brien and Peter J. DeCaprio located at 1185 Avenue of the Americas, New York, New York 10036.

Other Similar Funds Managed by EIMC and Crow Point

The following table contains certain information regarding funds for which EIMC and Crow Point provide investment advisory services and that may have similar investment objectives and policies as the Fund.

Name of Fund	Investment Objective	Net Assets as of 10/31/08	Advisory Fee Rate	Fee Waivers and Reimbursements
Evergreen Utility and Telecommunications Fund	The fund seeks high current income and moderate capital growth.	423,426,891	First $1 billion - 0.42% Next $500 million - 0.40% Next $1 billion - 0.375% Over $2.5 billion - 0.35%	No
Evergreen Utilities and High Income Fund	The fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.	103,812,722	0.60%	Yes

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission (the "SEC"). Copies of the required filings must also be furnished to the Fund. For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through Evergreen Investments' Web site at www.EvergreenInvestments.com.

Service Providers

Investment Advisor and Administrator. EIMC, an indirect wholly owned subsidiary of Wachovia, a North Carolina-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment advisor and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

EIMC became the Fund's administrator on January 1, 2008. For the fiscal year ended October 31, 2008, the Fund paid $415,356 in administrative services fees.

Investment Sub-advisors. Crow Point currently serves as a sub-advisor to the Fund. The principal business address of Crow Point is 10 The New Driftway, Scituate, Massachusetts 02066.

Principal Underwriter/Distributor. Evergreen Investment Services, Inc., a subsidiary of Wachovia and an affiliate of the Fund and EIMC, is the distributor and principal underwriter of the Fund and is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Fund paid no underwriting commissions for the fiscal year ended October 31, 2008.

Brokerage Commissions. Wachovia Securities LLC is an affiliate of Wachovia and a dealer that places trades through its wholly owned subsidiary, First Clearing Corporation, received $67,670 in brokerage commissions paid by the Fund for the fiscal year ended October 31, 2008.

Securities Lending. Wachovia Bank, N.A., a subsidiary of Wachovia and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to the Fund. The Fund paid no securities lending fees for the fiscal year ended October 31, 2008.

Transfer Agent. Computershare Fund Services ("Computershare") is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Independent Registered Public Accounting Firm. The Audit Committee of the Board of Trustees has not yet met to consider the selection of the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2009. With respect to the fiscal year ended October 31, 2008, the Audit Committee unanimously recommended the selection of KPMG, 99 High Street, Boston, Massachusetts 02110, as the independent registered public accounting firm of the Fund, and the Board of Trustees unanimously approved such selection, at a meeting held on December 6, 2007. It is expected that KPMG will be considered as the Independent Registered Public Accounting firm for the fiscal year ending October 31, 2009 by the Board of Trustees at a meeting to be held on December 3-4, 2008.

The Fund's Audit Committee has established and adopted policies and procedures for pre-approving audit services, audit-related services, tax services and all other services provided by the Fund's independent registered public accounting firm as well as the fee levels or budgeted amounts for those services. The Fund's policies and procedures include reporting and request or application requirements that are intended to keep the Audit Committee informed of all the services provided by the Fund's independent registered public accounting firm. In addition, the Fund's Chief Compliance Officer is required to monitor the performance of the services provided by the Fund's independent registered public accounting firm in order to determine whether those services are in compliance with the Fund's pre-approval policies and procedures and to report the results of this monitoring to the Audit Committee on a periodic basis. The Fund's pre-approval policies and procedures do not delegate any of the Audit Committee's responsibilities under the Exchange Act for pre-approving services performed by the Fund's independent registered public accounting firm to the Fund's management.

A representative of KPMG, if requested by any Shareholder, will be present via telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so. It is not expected that such representative will be present in person at the Meeting.

In approving the selection of KPMG for the Fund for the fiscal year ended October 31, 2008, the Audit Committee considered, in addition to other practices and requirements relating to the selection of the Fund's independent registered public accounting firm, whether any services performed by KPMG for the Fund and the investment advisor and for certain related parties for which KPMG received non-audit fees are compatible with maintaining the independence of KPMG as the Fund's independent registered public accounting firm. It is expected that the Audit Committee will make similar considerations at its December 2008 meeting.

The Audit Committee will review and discuss with management the Fund's audited financial statements for the fiscal year ended October 31, 2008 at a meeting to be held in December 2008. With respect to the Fund's audited financial statements for the fiscal year ended October 31, 2007, the Audit Committee reviewed and discussed with management such financial statements at a meeting held on October 22, 2007. At the meeting, the Audit Committee reviewed and discussed with KPMG the matters required to be discussed by Statements on Auditing Standards, No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, and discussed with KPMG its independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the annual report to Shareholders for the previous fiscal year for filing with the SEC.

The following table presents fees billed for professional audit services rendered by KPMG for the audit of the Fund's annual financial statements for the fiscal years ended October 31, 2007 and 2008, respectively, and for fees billed for other services rendered by KPMG to the Fund. The Fund did not rely upon the de minimis exception with respect to any fees paid to KPMG during the fiscal years.

	2008	2007
Audit fees	$69,800	$0
Audit-related fees	$0	$0
Tax fees[1]	$0	$0
Non-audit fees[2]	$912,374	$0
All other fees	$0	$0

1	Tax fees consists of fees for tax consultation, tax compliance and tax review.
2

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

The Board of Trustees has adopted a written charter for the Audit Committee which is attached to this proxy statement as Exhibit C (the "Charter"). The Audit Committee reviews the Charter at least annually and may recommend changes to the Board.

Other Business

As of the date of this Proxy Statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

If a quorum is met, the affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).

Required Vote for Proposals 2a and 2b, Respectively

Approval of the New Investment Advisory Agreement with EIMC and the New Sub-Advisory Agreement with Crow Point, respectively, require the affirmative vote of a majority of the oustanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

If Shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreement will not be adopted, even if approved by Shareholders. However, the outcome of the vote for the New Sub-Advisory Agreement does not affect the outcome of the New Advisory Agreement

A Shareholder who objects to any proposal will not be entitled under either Delaware law or the Declaration of Trust to demand payment for, or an appraisal of, his or her shares.

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of Shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2010 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Global Dividend Opportunity Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before July 27, 2009.

Any Shareholder desiring to present a proposal for consideration at the 2010 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen Global Dividend Opportunity Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before August 26, 2009 but no earlier than July 28, 2009.

The persons named as proxies for the 2009 annual meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice on or before October 10, 2009.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2010 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC.

Michael H. Koonce, Secretary

November 24, 2008

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

If you have any questions about the proxy card, please call the Altman Group, our proxy solicitor, at 800.821.8781 (toll free).

Exhibit A

EXECUTIVE COMMITTEE CHARTER

EVERGREEN FUNDS

1) The Executive Committee shall be composed entirely of independent Trustees.

2) The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC) and the full Board of Trustees;

c) To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e) To act as the Nominating Committee of the Board of Trustees;

f) To oversee generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds (all of the foregoing referred to herein as "Legal Proceedings");

g) To regularly review the Funds' securities lending activities; and

h) To review the proxy voting activity for the Funds, including the results of proxy votes and related matters.

3) To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

g) In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC ("EIMC") counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: June 14, 2007
Last Revised: May 21, 2007

Exhibit B

POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

EVERGREEN TRUSTS

The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. All nominees must qualify under all applicable laws and regulations.

3. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

4. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4. The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved: December 6, 2007
Last Revised: November 1, 2007

Exhibit C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Amended and Restated as of July 12, 2007)

The Board of Trustees (the "Board") of the registered investment companies listed in Appendix A hereto (each a "Fund"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the Board with respect to its oversight of the Fund. This Charter applies separately to each fund listed on Appendix A and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted for the Fund by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors.

The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements, if any. The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

The Committee also serves as the Fund's Pricing Committee and, in such capacity, reviews issues and activities related to the valuation of the Fund's securities.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

Each member of the Committee may not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1.

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund's annual audited financial statements and unaudited semi-annual report, including a review of any specific disclosures of management's discussion (if any) of the Fund's investment performance; and, with respect to the Fund's audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

9. Discuss with management and the independent auditors the Fund's unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

16. Review periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Fund's portfolio securities.

17. Review recommendations as to the selection, retention or termination of pricing services.

18. Review periodically the Fund's Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate.

19. Receive and review reports form the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Fund's Daily Portfolio Pricing Procedure.

20. Review with the Fund's Chief Compliance Officer compliance with the Fund's Daily Portfolio Pricing Procedure.

21. Review errors in net asset value (NAV) calculations.

22. Consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise.

23. Review reports by management regarding the profitability to Evergreen Investment Management Company LLC and its affiliates of investment advisory, administrative, transfer agency, and other services, if any, provided to the Fund by them; and review the various assumptions underlying such reports, including, without limitation, as to cost and expense allocations.

24. Consider generally whether and to what extent the Fund has realized the benefits of economies of scale resulting from increases in the size of the Fund or increases in the efficiency of service providers.

25. Review financial statements and other financial information provided to the Committee or to the Board of Trustees relating to any investment adviser or sub-adviser to the Fund.

26. Review information presented to it periodically by management as to the performance of Evergreen Fund Administration of its obligations in respect of the Fund.

27. Report to the Board on a regular basis (at least annually) on the Committee's activities.

28. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

Appendix A

Funds Subject to this Charter
(As of July 12, 2007)

EVERGREEN INTERNATIONAL BALANCED INCOME FUND
EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND
EVERGREEN DIVERSIFIED INCOME OPPORTUNITIES FUND

Exhibit D

FORM OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made the ____ day of______ by and between EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND, a Delaware statutory trust (the "Trust"), and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability corporation (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust.

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Trust in conformity with the Trust's investment objectives and restrictions as may be set forth in the Trust's prospectus and statement of additional information, as in effect from time to time, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Trust with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by that broker-dealer to the Trust and/or other accounts serviced by the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts over which the Adviser exercises investment discretion.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of the Trust;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to the Trust in connection with transactions involving securities and other property to which the Trust is a party;

(f) all stock exchange listing expenses;

(g) all taxes and trust fees payable by the Trust to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Trust's shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Trust;

(l) all charges and expenses of legal counsel for the Trust and for Trustees of the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's existence and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust , its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust.

In the event that the Adviser provides any of these services or pays any of these expenses, the Trust will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate of 0.95% of its average daily total assets. For purposes of this Agreement, total assets are (i) the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Trust (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust for this purpose.

The Adviser's fee is computed as of the close of business on each business day.

The Adviser's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("Sub-Adviser") to provide the Trust all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such Sub-Adviser all or a portion of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

Notwithstanding the above, nothing in this Agreement shall operate to limit the Adviser's liability otherwise arising under the federal securities laws.

7. Subject to and in accordance with the Agreement and Declaration of Trust of the Trust, as amended, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wachovia Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wachovia Corporation are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-Adviser as shareholder, or otherwise.

8. The Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Amended and Restated Agreement and Declaration of Trust, as amended. The Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Trust and that the Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustees or Trust officer, employee or agent of the Trust.

9. This Agreement shall continue in effect until September 30, 2009 and after such date if (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such continuance has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Trust; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Trust, by the vote of a majority of the Trustees of the Trust, and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND

By: __________________________
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: __________________________
Name:
Title:

Exhibit E

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT made as of the ____ day of _____, by and among Evergreen Investment Management Company, LLC (the "Adviser"), Evergreen Global Dividend Opportunity Fund (the "Fund"), a Delaware statutory trust, and Crow Point Partners, LLC (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Fund, which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended; and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund with respect to the investments of the Fund other than investments determined by the Adviser from time to time to comprise the Fund's option strategy (the "Non-Option Portfolio"); and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's Non-Option Portfolio, subject to the control and direction of the Fund's Board of Trustees (the "Board"), for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period, subject to the oversight of the Board and the Adviser, to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Fund in any way.

2. Obligations of and Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall manage the investment and reinvestment of the Non-Option Portfolio of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents") or in any report to shareholders pursuant to Rule 8b-16 of the 1940 Act, (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code") and (iii) any written instructions which the Adviser or the Fund's Board of Trustees may issue from time to time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Fund's Board of Trustees as from time to time in effect and communicated to the Sub-adviser (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all current Governing Documents and current Procedures and shall provide to the Sub-adviser any amendments or supplements thereto. The Sub-adviser shall render such reports to the Fund's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. The Sub-adviser shall not vote proxies submitted by issuers of securities held in the Fund. The voting of such proxies shall be the sole responsibility of the Adviser.

b. The Sub-adviser shall be responsible for daily monitoring of the investment activities and portfolio holdings associated with the Non-Option Portfolio to ensure compliance with the Governing Documents, the Procedures and applicable law. The Sub-adviser shall also cooperate with and provide sufficient information to the Adviser to assist the Adviser in its monitoring of the investment activities and portfolio holdings of the Fund, including, without limitation, the Fund's satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Code. Notwithstanding the investment discretion delegated to the Sub-adviser hereunder, the Sub-adviser shall act on any instructions of the Adviser with respect to the investment activities used to manage the Non-Option Portfolio to ensure the Fund's compliance with the Governing Documents, Procedures and applicable law.

c. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain the most favorable price and execution on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Procedures and such instructions as the Adviser may from time to time provide to the Sub-adviser, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser shall, to the extent it determines such allocation would be beneficial to the Fund, aggregate the securities to be so purchased or sold with other orders for other accounts managed by the Sub-adviser in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser consistent with the Procedures and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

d. The Sub-adviser (A) shall maintain such books and records as are required by law, including without limitation the 1940 Act and the Advisers Act, and the rules and regulations thereunder, (B) shall render to the Board such periodic and special reports as the Board or the Adviser may reasonably request in writing, and (C) shall meet with any persons at the reasonable request of the Adviser or the Board for the purpose of reviewing the Sub-adviser's performance under this Agreement at reasonable times and upon reasonable advance written notice. All such books and records shall be the property of the Fund, and the Sub-adviser will surrender promptly to the Fund any of such records upon the Fund's request (provided that the Sub-adviser may retain a copy of such records) and shall make all such books and records available for inspection and use by the Securities and Exchange Commission ("SEC"), the Fund, the Adviser or any person retained by the Fund at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

On each business day, the Sub-adviser shall provide to the Fund's custodian and the Fund's administrator information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such other information as the Adviser may request.

e. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

f. The Sub-adviser shall timely provide to the Adviser and the Fund all information and documentation they may reasonably request as necessary or appropriate in connection with the compliance by them or either of them with the requirements of any applicable law, including, without limitation, (i) information and commentary for the Fund's annual and semi-annual reports, in a format approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the portion of the Fund allocated to the Sub-adviser under this Agreement, including the relevant market conditions and the investment techniques and strategies used, and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading, and (B) additional certifications related to the Sub-adviser's management of the Fund in order to support the Fund's filings on Form N-CSR, Form N-Q and other applicable forms, and the Fund's Principal Executive Officer's and Principal Financial Officer's certifications under Rule 30a-2 under the 1940 Act, thereon; (ii) a quarterly sub-certification with respect to compliance matters related to the Sub-adviser and the Sub-adviser's management of the Fund, in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Sub-adviser's Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Sub-adviser's compliance program, in a format reasonably requested by the Adviser.

g. Fidelity Bond and Code of Ethics. The Sub-adviser will provide the Fund with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-adviser maintains (i) adequate fidelity bond insurance and (ii) an appropriate Code of Ethics and related reporting procedures.

3. Compensation of the Sub-adviser. In full consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser, from the fees received by the Adviser from the Fund in respect of the period in question, a fee at the annual rate of .20% of the average daily total assets of the Fund. For purposes of this Agreement, total assets are (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage shall not be considered a liability of the Fund for this purpose. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's total assets shall be computed at the times and in the manner determined by the Fund's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not materially impaired. Without limiting any fiduciary duty or similar obligation of the Sub-adviser to the Fund, the Sub-adviser will implement and maintain reasonable procedures that are acceptable to the Fund and the Adviser, which acceptance shall not be unreasonably withheld, that are intended to address conflicts of interest associated with the side by side management of long only and long-short portfolios and operate in accordance with such procedures.

5. Use of Names. The Sub-adviser shall not use the name of the Fund or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Fund in any material that merely refers in accurate terms to the Sub-adviser's provision of the sub-advisory services to the Fund and related performance information.

6. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Fund may have under any federal or state securities laws.

7. Limitation of Fund's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Fund's liability set forth in its Amended and Restated Agreement and Declaration of Trust, as amended. The Sub-adviser agrees that any of the Fund's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustees or Fund officer, employee or agent of the Fund.

8. Sub-adviser Insurance. The Sub-adviser agrees that it will maintain at its own expense an Errors and Omissions insurance policy with respect to the Sub-adviser in an amount not less than $10 million and Commercial General Liability insurance in a commercially reasonable amount. The foregoing policies shall be issued by insurance companies that are acceptable to the Adviser. The minimum required amounts set forth in this insurance provision are not to be construed as a limitation on the Sub-adviser's liability under this Agreement. Any and all deductibles specified in the above-referenced insurance policies shall be assumed by the Sub-adviser.

9. Representations of the Sub-adviser. The Sub-adviser represents and warrants as follows:

(a) The Sub-adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Fund; (v) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; and (vi) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) The Sub-adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of the code of ethics. Within 60 days of the end of each calendar quarter that this Agreement is in effect, a duly authorized officer of the Sub-adviser shall certify to the Adviser that the Sub-adviser, including its personnel, has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. The Sub-adviser will report quarterly, in reasonable detail, any violations of law or the Sub-adviser's code of ethics related to the Fund, the Sub-adviser's ability to comply with applicable law, or the Sub-advisor's ability to perform under this Agreement, and the action taken in response to such violations.

(c) The Sub-adviser will provide the Adviser and the Fund with a copy of its Form ADV Part II and promptly furnish a copy of all amendments thereto to the Adviser and the Fund.

(d) The Sub-adviser will promptly notify the Adviser of any changes in its managing members or in the key personnel who are either the portfolio manager(s) responsible for the Fund or the principal executive officers of the Sub-adviser, or if there is otherwise an actual or expected change in control or management of the Sub-adviser.

10. Renewal, Termination and Amendment. This Agreement shall continue in effect until September 30, 2009 and after such date so long as such continuance is approved in the manner provided in the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated at any time without payment of any penalty, by the Fund's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 60 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement may also be terminated, without the payment of any penalty, by the Adviser (i) upon 60 days prior written notice to the Sub-adviser; (ii) upon material breach by the Sub-adviser of any representations and warranties set forth in this Agreement, if such breach has not been cured within seven days after written notice of such breach; or (iii) immediately if, in the reasonable judgment of the Adviser, the Sub-adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as the insolvency of the Sub-adviser, the termination, resignation or other loss of a key portfolio manager, or other circumstances that the Adviser determines could adversely affect the Fund. This Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Fund's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

In the event of termination of this Agreement, those paragraphs of this Agreement which govern conduct of the parties' future interactions with respect to the Sub-adviser having provided investment management services to the Fund for the duration of this Agreement, including, but not limited to, Sections 5, 6, 7, 9, and 11, shall survive such termination of this Agreement.

11. Confidential Relationship. The Sub-adviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein "Portfolio Information" means confidential and proprietary information of the Fund or the Adviser that is received by the Sub-adviser from or on behalf of the Fund or the Adviser in connection with this Agreement, and information with regard to the portfolio holdings and characteristics of the portion of the Fund allocated to the Sub-adviser that the Sub-adviser manages under the terms of this Agreement. The Sub-adviser will restrict access to the Portfolio Information to those employees of the Sub-adviser or its affiliates or their agents who will use it only for the purpose of managing the Non-Option Portfolio, and the Sub-adviser will be obligated to ensure that it is used only for such purpose. The foregoing shall not prevent the Sub-adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, which approval shall not be unreasonably withheld, (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure, or (5) disclosed in accordance with the Funds' policy for disseminating portfolio holdings as disclosed in the Fund's then-current Prospectus and Statement of Additional Information.

12. Notices. Any notice under this Agreement must be given in writing as provided below or to another address as either party may designate in writing to the other.

Sub-adviser:

Peter J. DeCaprio, Managing Director
Crow Point Partners, LLC
10 New Driftway, Suite 203
Scituate, MA 02066
Fax: (781) 545-8930

with a copy to:

James B. Craver
Seyfarth Shaw LLP
Two Seaport Lane, Suite 300
Boston, MA 02210
Fax: (617) 946-4801

Bobby Liu Senior
Vice President, General Counsel
M.D. Sass Investors Services, Inc./M.D. Sass Securities, L.L.C.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036
Fax: (212) 843-5949

Adviser:

J. David Germany
Evergreen Investments
200 Berkeley Street, 24th Floor
Boston, MA 02116
Fax: (617) 587-4111

with a copy to:

Michael Koonce
Evergreen Investments
200 Berkeley Street, 26th Floor
Boston, MA 02116
Fax: (617) 210-2626

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Authorization. Each of the parties represents and warrants that the execution and delivery of this Agreement and the consummation of the transactions and performance of services contemplated by this Agreement have been duly authorized by all necessary corporate action by such party and when so executed and delivered, this Agreement will be the valid and binding obligation of such party in accordance with its terms.

15. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one agreement, binding on the parties.

EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND

By: _______________________________
Name:
Title:

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: _______________________________
Name:
Title:

CROW POINT PARTNERS, LLC

By:_______________________________
Name:
Title:

Exhibit F

DESCRIPTION OF CONTRACT APPROVAL PROCESS

Each year, the Evergreen funds' Board of Trustees determines whether to approve the continuation of the funds' investment advisory agreements. In September 2008, the Trustees, including a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Evergreen funds, approved the continuation of the funds' investment advisory agreements. The description below refers to the Trustees' process for considering, and conclusions regarding, all of the funds' agreements. In all of its deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds' investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. The Trustees began their 2008 review process at the time of the last advisory contract-renewal process in September 2007. In the course of their 2007 review, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the 2008 review process, the Trustees monitored each of these funds in particular for changes in performance and for the results of any changes in a fund's investment process or investment team. In addition, during the course of the year, the Trustees regularly reviewed information regarding the investment performance of all of the funds, paying particular attention to funds whose performance since September 2007 indicated short-term or longer-term performance issues.

In spring 2008, a committee of the Board of Trustees (the "Committee"), working with EIMC management, determined generally the types of information the Board would review as part of its 2008 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC ("Keil") to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the independent Trustees, the information that EIMC, the sub-advisors, and Keil provided. The Trustees formed small groups to review individual funds in greater detail. In addition, the Trustees considered information regarding, among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone during the 2008 review process to consider the information provided by EIMC. The Committee then met with representatives of EIMC. In addition, over the period of this review, the independent Trustees discussed the continuation of the funds' advisory agreements with representatives of EIMC and in multiple private sessions with independent legal counsel at which no personnel of EIMC were present. At a meeting of the full Board of Trustees in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC and engaged in further review of the materials provided to it, and approved the continuation of each of the advisory and sub-advisory agreements.

In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, EIMC presents a wide variety of information regarding the services it performs, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds' investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the sub-advisors with applicable laws and regulations and with the funds' and EIMC's compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the sub-advisors. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2007. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new Chief Compliance Officer for the funds in June of 2007 and a new Chief Investment Officer at EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC or its affiliates for such services. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of those other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans. The Trustees also considered the investment performance of those other accounts managed by EIMC and its affiliates, where applicable, and concluded that the performance of those accounts did not suggest any substantial difference in the quality of the service provided by EIMC and its affiliates to those accounts.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. The Board considered that EIS, an affiliate of EIMC, serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called "fall-out" benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds, and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions that hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that an affiliate of EIMC had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds' Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC, or EIMC and one or more sub-advisers, formulate and implement an investment program for each fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of each fund's portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and the sub-advisors were consistent with their respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC's responsibilities to the funds. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds' advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the sub-advisors and EIMC, including services provided by EIMC under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees discussed each fund's performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund's performance, the Trustees considered EIMC's explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance.

The Trustees noted that EIMC had appointed a new Chief Investment Officer in August of 2008 who had not yet had sufficient time to evaluate and direct remedial efforts with respect to Evergreen funds that have experienced a substantial period of relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees compared each fund's management fee against the advisory fees of certain peer mutual funds selected by Keil and noted that, in certain cases, a fund's management fees were higher than many or most of the other mutual funds. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees or EIMC's profitability was not excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that certain funds had implemented breakpoints in their advisory fee structures. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented to date appeared to be a reasonable step toward the realization of economies of scale by these funds.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund's advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.